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                           FIRST AMERICAN FUNDS, INC.

                           GOVERNMENT OBLIGATIONS FUND
                             PRIME OBLIGATIONS FUND
                            TAX FREE OBLIGATIONS FUND
                            TREASURY OBLIGATIONS FUND
                         U.S. TREASURY MONEY MARKET FUND

                               (All Share Classes)

                         SUPPLEMENT DATED APRIL 13, 2009
                   TO THE PROSPECTUSES DATED OCTOBER 31, 2008

This supplement provides new information regarding either the prior or continued participation of Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund, Treasury Obligations Fund, and U.S. Treasury Money Market Fund (the "Funds") in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program guarantees the net asset value of certain shares of participating money market funds as of September 19, 2008.

As stated in the Funds' current Prospectuses, each of the Funds elected to participate in the Program for the three-month period ended December 18, 2008. The Program was scheduled to expire on that date; however, the Treasury extended the Program until April 30, 2009. As stated in the Funds' prospectus supplement dated December 5, 2008, Government Obligations Fund, Prime Obligations Fund and Tax Free Obligations Fund elected to continue their participation in the Program through the extension date of April 30, 2009. At that time, Treasury Obligations Fund and U.S. Treasury Money Market Fund elected not to continue their participation. On March 31, 2009, the Treasury announced the further extension of the Program until September 18, 2009, at which time the Program is scheduled to terminate for all money market funds. Funds were given until April 13, 2009 to apply for continued participation in the Program.

Prime Obligations Fund and Tax Free Obligations Fund have applied for continued participation in the Program for the period from May 1, 2009 through September 18, 2009. Government Obligations Fund has not applied for continued participation and thus will not participate in the Program after April 30, 2009. Government Obligations Fund invests exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities, and the market for such securities has stabilized since the time of the Program's establishment.

The continued participation of Prime Obligations Fund and Tax Free Obligations Fund in the Program through September 18, 2009 requires a payment to the Treasury in the amount of 0.015% of the net asset value of each of the participating Funds as of September 19, 2008. These payments are not reflected in the Annual Fund Operating Expenses tables in the Funds' current Prospectuses and are in addition to amounts previously paid by the Funds for participation in the Program for the period from its establishment through April 30, 2009. Each participating Fund will bear the expense of its participation in the Program without regard to any fee waivers or expense limitations that may be in effect for the Funds.

Additional information regarding the Program is contained in the Prospectuses referenced above. To request a copy of a Prospectus, please call 800 677-FUND.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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